UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 on Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices, including zip code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure under Item 8.01 below regarding the Seventh Supplemental Indenture is incorporated under this Item 1.01 by reference.

Item 8.01	Other Events

Pricing of Note Offering

On May 22, 2012, Covidien International Finance S.A. (“CIFSA”), Covidien Ltd. and Covidien public limited company (“Covidien plc” and together with Covidien Ltd., the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which CIFSA agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $600 million aggregate principal amount of 1.350% senior notes due 2015 (the “2015 Notes”) and $650 million aggregate principal amount of 3.200% senior notes due 2022 (the “2022 Notes” and, together with the 2015 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by each of the Guarantors (the “Guarantees”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference.

On May 22, 2012, Covidien plc issued a press release regarding the pricing of the Note offering. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The Notes and Guarantees were registered on a Registration Statement on Form S-3 filed by CIFSA, Covidien Ltd. and Covidien plc under the Securities Act of 1933 (Registration Statement Nos. 333-167638, 333-167638-01 and 333-167638-02, respectively), including a base prospectus (the “Registration Statement”), as supplemented by a preliminary prospectus supplement, filed with the SEC on May 22, 2012, and a final prospectus supplement, filed with the SEC on May 23, 2012. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

Closing of Note Offering

On May 30, 2012, CIFSA completed the issuance and sale of the Notes. The net proceeds to CIFSA from the issuance and sale of the Notes are $1.240 billion after deducting underwriting discounts and commissions and offering expenses. The Notes and the Guarantees were issued pursuant to an indenture, dated as of October 22, 2007 (the “Base Indenture”), as supplemented by a seventh supplemental indenture dated May 30, 2012 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among CIFSA, Covidien Ltd., Covidien plc, and Deutsche Bank Trust Company Americas, as trustee.

At its option, CIFSA may redeem the Notes, in whole or in part, at any time and from time to time prior to their maturity at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) as determined by the Quotation Agent (as defined in the Seventh Supplemental Indenture) and delivered to the trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the redemption date (excluding the portion of interest that will be accrued and unpaid to and including the redemption date) discounted from their scheduled date of payment to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Seventh Supplemental Indenture) plus (i) 15 basis points in the case of the 2015 Notes and (ii) 25 basis points in the case of the 2022 Notes, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Notwithstanding the immediately preceding paragraph, CIFSA may, at its option, redeem the 2022 Notes, in whole or in part, at any time or from time to time on or after March 15, 2022 (three months prior to their maturity), at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the redemption date.

If CIFSA experiences certain kinds of change of control specified in the Seventh Supplemental Indenture, it may be required to offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest. The terms of the Notes are set out in detail in the Indenture. A copy of the Seventh Supplemental Indenture is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 22, 2012 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters named in Schedule II thereto.

4.1	Seventh Supplemental Indenture, dated as of May 30, 2012, by and among CIFSA, Covidien Ltd., Covidien plc and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby, Bermuda as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Ireland as to the validity of the Guarantees issued by Covidien plc.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, Luxembourg (included in Exhibit 5.2).

23.3	Consent of Appleby, Bermuda (included in Exhibit 5.3).

23.4	Consent of Arthur Cox, Ireland (included in Exhibit 5.4).

99.1	Press Release of Covidien plc dated May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY
(Registrant)

	By:	/s/ John W. Kapples
John W. Kapples Vice President and Secretary

Date: May 30, 2012

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 22, 2012 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters named in Schedule II thereto.

4.1	Seventh Supplemental Indenture, dated as of May 30, 2012, by and among CIFSA, Covidien Ltd., Covidien plc and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby, Bermuda as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Ireland as to the validity of the Guarantees issued by Covidien plc.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, Luxembourg (included in Exhibit 5.2).

23.3	Consent of Appleby, Bermuda (included in Exhibit 5.3).

23.4	Consent of Arthur Cox, Ireland (included in Exhibit 5.4).

99.1	Press Release of Covidien plc dated May 22, 2012.